Analyst Review September 12, 2003 Ohio Casualty Corporation Strategic Plan

Forward Looking Statements Certain of the statements contained in these materials, including all financial forecasts and projections, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified herein by words or phrases such as "expect," "project," "forecast," "plan," "goal," and similar expressions of future or conditional verbs such as "will," "should," and "would." Future premium levels, loss experience, operating expenses and profits are all influenced by a number of factors, including those identified below, all of which are inherently difficult to forecast. Consequently, actual results may differ materially from those included in the forward-looking statements. Among the factors that could cause actual results to differ materially from the forward-looking statements are the following: General Industry Factors Pricing environment for the Corporation's insurance products and general competition Changes in governmental regulation Acts of war and terrorist activities Fluctuations in interest rates and performance of the financial markets General economic and market conditions Corporation-Specific Factors Ability of the Corporation to successfully execute its Corporate Strategic Plan Ability of the Corporation to maintain appropriate lines of credit Ability of the Corporation to achieve and maintain planned price increases for its insurance products Ability of the Corporation to achieve and maintain planned expense savings Ability of the Corporation to retain key employees and agents having the experience and skills necessary to execute the Corporation's Strategic Plan Ability of the Corporation to attain planned benefits from technology initiatives Ability of the Corporation to maintain sufficient financial strength ratings Adequacy of the Corporation's property and casualty reserves Catastrophe losses and other adverse claims experience Availability and pricing of reinsurance Litigation and administrative proceedings Other factors that could cause actual results to differ include those matters set forth in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002. The Corporation disclaims any obligation or intention to publicly update or revise any of the forward- looking statements contained in these materials, whether as a result of new information, future events or otherwise.

Meeting Objectives Provide an overview of our 2004-2006 Strategic Plan including our vision and objectives as well as the strategies and initiatives that will deliver the results Will not provide specific guidance Give you the opportunity to meet members of the Executive Team and ask questions regarding the Strategic Plan

Today's Speakers Dan Carmichael, President & CEO Corporate Overview John Kellington, SVP & CTO Technology Initiatives Jeff Haniewich, EVP & COO Commercial Lines Commercial Lines Overview Beth Riczko, EVP & COO Personal Lines Personal Lines Overview John Busby, EVP & COO Specialty Lines Specialty Lines Overview Don McKee, EVP & CFO Summary

Corporate Overview

Vision & Business Objectives Vision We will be a leading, super regional P&C insurer that provides a full-line of products focused on small to mid market risks Grow faster than the market in segments in which we select to compete Achieve competitive returns on equity Objectives Generate above-market real growth with existing agents and new agents Produce loss ratios better than most well managed competitors Create a competitive expense structure Improve credit ratings (S&P investment grade and AM Best A+) and financial flexibility Achieve industry average price/book ratio

Long Actual Actual Actual Guidance Term 2000 2002 Jun '03 2003 Goal Net Premiums $1505M $1449M $728M $1450-1550M Loss Ratio 72.8% 62.2% 60.2% LAE Ratio 11.6% 15.7% 12.7% Expense Ratio 34.8% 34.9% 34.6% Combined Ratio 119.2% 112.8% 107.5% 103-105% 96-98% Net Income - before realized gains & losses ($78M) ($30M) $14M Net Income ($79M) ($1M) $31M ROE (net income basis) N/M N/M N/M 10-12% Tangible BV/Share $15.74 $15.71 $17.16 GAAP BV/Share $18.59 $17.43 $18.75 GWP/EE $469K $516K $520K $750K+ Where We are Today ... and Where We are Heading

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 North 45.9 46.9 45 43.9 Cost Savings by Area Through our Cost Structure Efficiency initiative, we have identified significant opportunities to further reduce our expenses. 2002 AY Loss Ratio Claims Commercial Agent Comp. Support Personal Other Total East 0 0.26 0.47 0.61 0.74 0.77 0 West 0.26 0.21 0.14 0.13 0.03 0.23 1 $20-25M $15-20M $10-13M $10-12M $2-4M $10-20M $75-90M Base year = 2002

Claims Department ... Key Initiatives Litigation Management Continue expanding in-house counsel Implement software to better manage litigation expense Implement suit avoidance & arbitration programs Target skills training that adapts to changing environment Claim System Assessment Improve Adjuster Effectiveness (Indemnity & Servicing), Efficiency (LAE) and Enhance Management Information Vendor Management Identify and track performance measures Leverage buying power and other expense reduction opportunities Mitigate risk by transferring the cost of negligence to vendors where possible Claims Organization Performance Management Embed performance metrics into compensation program Implement employee engagement action plans to improve morale and thus performance

Commercial Personal Specialty 2003 999.6 593.3 184.3 Commercial Personal Specialty 2002 762 507 180 2002 2006 Although all our divisions will be growing, Commercial will be growing the fastest 2002-2006 Business Unit Mix Commercial Personal Specialty

Corporate Action Plan Restore Profitability Build Competitive Capability Increased Pricing Improved Underwriting and Pricing Exited New Jersey PPA Accelerate Profitable Growth Accelerate Agent Appointments Penetrate and Expand Markets Roll Out P.A.R.I.S.SM Enhance Agency Interface Re-engineer Processes Improve Claims Legal Expense 1 2 3 2000-2003 2002-2005 2005-2006 +

Restore Profitability (2000-2003) Improved underwriting and pricing disciplines Reduced accident year loss ratio by 10.6 points since 2000 Cancelled/non-renewed $373 million of unprofitable business, including New Jersey private passenger auto; has improved the loss ratio and reduced business risk, but have driven up expense ratios Business more adequately priced for most lines Geography defined Re-organized into 3 business units, increasing focus Strengthened organization, management, and Board Increased loss reserves Strengthened provision for prior year losses by $205 million over past 3.5 years Loss reserves are adequate

Build Competitive Capability (2002-2005) Rollout of technology to deliver ease of use to agents is on track Business process re-engineering is underway Significant cost reduction opportunities have been identified and several implemented Agent communications and relationships have been improved significantly HR initiatives have been strengthened; "new" culture developing Catastrophe exposure and equity portfolio impact on statutory surplus volatility have been decreased Financial flexibility has been expanded and debt has been refinanced

Accelerate Profitable Growth (2005-2006 +) Ease of Doing Business (EODB) Roll out P.A.R.I.S and agency interface technologies to improve ease of use for our agents and reduce our costs Execute EODB across all business and support units Growth Strategy Development & Implementation Implement agency relationship management and appointment strategies for growth Quantify growth impact from improved ease of use Cost Structure Efficiency Process improve and re-engineer the business to reduce our cost structure and provide better service Balanced Underwriting and Sophisticated Pricing Introduce predictive modeling Increase the use and accuracy of expert systems Increase the sophistication of price monitoring tools to ensure proper pricing in all segments of the market Human Resource Capital Initiatives Execute Human Resource strategies that focus on recruiting, evaluating, developing and retaining our workforce Key Corporate Initiatives

Why We Can Succeed ... Competitive Advantages Strong agent relationships Renewed focus on independent channel Best-in-Class, flexible technology platforms Stronger relationships with agents bolstered by our improved EODB Pricing and underwriting sophistication Sustainable underwriting profitability Commitment to continuous technology improvement Current Future

Technology ... Ease Of Doing Business, and why it matters

Ohio Casualty has proven technology P.A.R.I.S.SM has been in production since April, 2001. All standard commercial lines products are now available in P.A.R.I.S.SM Over 60,000 business transactions/month flow through P.A.R.I.S.SM Over 10,000 quotes/month are processed by agents through P.A.R.I.S.SM OCG was able to support terrorism coverage, all lines, within 75 days. Policy Administration, Rating and Issuance System P.A.R.I.S.SM is the enabling platform for OCG's agency interface & SEMCI initiatives. SM

SEMCI - Single Entry, Multiple Company Interface Agents perform work in their own management system which then communicates to the carrier's system. No re-entering of data into the carrier's system is needed. The agents do not have to remember each carrier's user-ids and passwords. The agents do not need to be educated on the carrier's system. All changes to the carrier's systems are insulated from the agents. Internet technology is finally making SEMCI achievable

If things are close, will ease of doing business swing the business? Agree Strongly Somewhat Slightly Don't agree Competitive 0.16 0.35 0.24 0.25 Big Impact Somewhat Not at all Competitive 0.1 0.31 0.26 0.33 Personal Lines Commercial Lines Source: Augie Agency Survey 2002

Agree Strongly Somewhat Neutral or Don't agree Competitive 0.63 0.27 0.1 Will real-time processing help your workflow? Quoting Issuance Big Impact Somewhat Not at all Competitive 0.51 0.33 0.16 Source: Augie Agency Survey 2002

What is the greatest interface challenge? Agree Strongley Somewhat Nuetral or Don't agree Competitive 0.48 0.15 0.29 0.08 Source: Augie Agency Survey 2002 Different proprietary company interfaces Duplicate Entry Training agency staff Multiple Ids/Passwords

A recent agency workflow study from ASCnet highlighted major workflow improvements in a SEMCI environment BOP Quote with 3 - carriers Internet web sites 64 minutes* SEMCI 8 minutes* Billing Inquiry Internet web site 9 minutes* Phone call 8 minutes* OCG SEMCI 10 seconds Personal Auto Quote Traditional web site 8-12 minutes OCG SEMCI 20-30 seconds * Source: ASCnet Agency Survey 2002

OCG's EODB initiatives have already been recognized within the industry

- OCG has already achieved industry recognition on our successes
  - 2000 ASCnet Interface Download Partner of the Year
  - 2002 ASCnet US Interface Download Partner of the Year
  - 2002 ASCnet Light Em Up Award
  - 2003 Acord Early Adopter Award for P&C
  - 2003 Acord P&C XML Certification Award
  - 2003 ASCnet Interface Best Practices Award
  - 2002 ASCnet Transformation Station Inquiry Award
  - First carrier to support Transformation Station across 3 major vendors
- EODB initiatives clearly help the agencies, but also help OCG's cost efficiencies
- Our challenge is not to develop our technology base, but continue to leverage it.

OHIO CASUALTY CORPORATION

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Commercial Lines

Vision & Business Objectives Objectives Develop and maintain excellence compared to competitors in all operating areas - Pricing, Underwriting, Claims, Loss Control, Premium Audit, Marketing Achieve a competitive cost structure and deliver competitive products for small to medium-sized accounts in low to moderate-hazard classes of business Achieve and maintain underwriting profitability while achieving profitable growth Reduce underwriting errors, underwriting exceptions, & misclassifications Improve claim handling and minimize claim leakage Service small to medium-sized agencies better than the competition Vision Become the preferred carrier recommended by agents to their small & medium accounts because of strong relationships, excellent products, quality services and easy to use technology for our agents and policyholders

Competitive Advantage vs. All Regionals Strong Agency Relationships Better Pricing Segmentation than most Better service including ability to service multi-state accounts Relatively broad underwriting appetite Willing to write larger accounts than many regional companies Current Advantages Plus: Automation Pricing and Underwriting Sophistication including predictive modeling Competitive Cost Structure Service Center will match the services provided by national competitors through their service centers Current Future

Competitive Advantage vs. Nationals Agency Relations - OCG is focused on servicing small and medium-sized agencies Local knowledge - close to the agents & policyholders Service Pricing Segmentation Current Advantages Plus: Pricing Sophistication (segmentation and predictive modeling) Technology will be provided to all agents - including small to medium-sized Current Future

Key Strategies Target States Cautious or Limited Growth States Do Not Write States Continue to operate nationally, but focus resources on highest potential states

Key Strategies Leverage technology, including agency interface automation, to offer excellent service to small to medium-sized agents, producing profitable growth Establish CL Service Center to allow agencies to offload their policyholder servicing functions to OCG, reducing the agencies' costs and enabling them to focus more on new-business production Move the underwriting of small, simple policies from underwriters to agency interface system allowing our underwriters to concentrate their efforts on more complex accounts and interface exceptions Implement risk characteristic pricing to appropriately adjust our pricing for individual risk characteristics that cut across different classes of business, e.g. credit/insurance scores (predictive modeling)

Commercial Lines Roadmap for Success

2004

Build Competitive Capability

- P.A.R.I.S.℠ Renewal Conversion
- COW implementation *
- Agency Interface System
- Processing Consolidation
- Pricing Analysis
- Initial Service Center Roll-out

2005

Build Competitive Capability

- Improve Functionality & Begin to Leverage Automation
- Continue Centralization of Processing
- Execute UW, Pricing, and Marketing Plans

2006

Accelerate Profitable Growth

- Exploit Agency Automation
- Accelerate Agency Appointments
- Target underserved geographies
- Complete roll-out of sophisticated pricing tools

* Commercial Lines Operations Workbench - CL reengineering of policy issuance and underwriting

OHIO CASUALTY CORPORATION

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Automation and workflow improvements will allow the organization to contract while total net written premiums grow significantly 2006 2003 Field Mgt Field Support Marketing Underwriting Processing Current 1 10 17 35 37 Commercial Lines Organization by Function 25-35% Reduction Field Mgt Field Support Marketing Underwriting Processing Current 2 11 12 31 44 Field Mgt Field Support Marketing Underwriting Processing

Personal Lines

Vision & Business Objectives Objectives Underwriting profit for all product lines Market share growth Universal usage of agency technology Increased skill, knowledge and engagement of employees Vision Advanced agency technology and breadth of product offerings will "brand" OCG as a premier personal lines carrier for the independent agency channel. Pricing sophistication and data-oriented management will allow us to generate returns and growth in excess of the market.

The business can and will be profitable Substantial increases in homeowners are not fully earned There is opportunity for additional price in the market There are additional opportunities for expense reduction "Scale" is not a necessity for success Our volume is significant enough to support predictive modeling and sophisticated pricing initiatives Our regional strategy provides "scale" in our targeted states, with nearly 2/3 of our business in 5 states We are a leader in agency technology and will continue to be Personal Lines is highly automated with a high level of usage by agents Our investment in P.A.R.I.S.SM for Commercial Lines can be leveraged for use in Personal Lines with a much lower incremental cost Personal Lines provides a balance to the longer-tail risks of Commercial and the volatility of Specialty Lines Why Personal Lines makes sense for Ohio Casualty

Written premium per exposure reflects significant price increases not yet earned Average Written Premium per Exposure Average Earned Premium per Exposure Auto Writt Prem Auto Earn Prem 3Q 01 446.01 422.57 630.54 618.64 4Q 01 441.11 432.16 638.3 623.99 1Q 02 456.29 438.09 647.95 632.09 2Q 02 480.23 447.31 650.83 640.96 3Q 02 489.6 459.88 656.8 651.46 4Q 02 492.46 475.02 656.61 654.2 1Q 03 511.59 484.21 668.71 656.89 2Q 03 564.42 499.47 685.49 670.39

Building key analytical and sales skills while reducing total staff count through automation and process improvement Actuarial/Auditing Mktg/Sales Product Mgmt/Automation Underwriting/Processing Current 7 11 18 64 Actuarial/Auditing Marketing/Sales Product Mgmt/Automation Underwriting/Processing 2006 2003 Actuarial/Auditing Mktg/Sales Product Mgmt/Automation Underwriting/Processing Current 13 15 25 47 Personal Lines Organization by Function 10-15% Reduction

Personal Lines regional strategy provides market focus and scale opportunities in our target states Target States Other Active States Inactive and Withdrawal States 70% of Personal Lines premium in active states is produced in the target states.

Personal Lines technology is being leveraged to increase productivity Increased use of expert system (automated underwriting system) has reduced manual work. Personal Lines staff has shrunk as automation has increased. Use of agency technology has increased dramatically. Agents now input 75% of all new business applications and nearly 60% of all policy changes. New Business Policy Changes 1/1/2002 59 48.1 2/1/2002 62.6 50.3 3/1/2002 66 52.1 4/1/2002 67.7 48.6 5/1/2002 70.9 53.4 6/1/2002 68.9 53.3 7/1/2002 67.4 51.9 8/1/2002 71 53.2 9/1/2002 68.8 53.9 10/1/2002 68.7 50.9 11/1/2002 70 53.9 12/1/2002 68.4 53.2 1/1/2003 68.9 52.2 2/1/2003 71.1 55.1 3/1/2003 71.4 53.8 4/1/2003 71.2 55.6 5/1/2003 73.6 59.3 6/1/2003 74.2 59.5 7/1/2003 74.8 59 % New Business Not Reviewed by UW Pers Lines Employee Count 12/1/2001 41.1 1/1/2002 45.05646462 269.91 2/1/2002 46.09412906 275.41 3/1/2002 46.73935836 253.41 4/1/2002 47.92993631 252.91 5/1/2002 46.16636528 254.91 6/1/2002 50.3238575 226.91 7/1/2002 52.57386537 223.66 8/1/2002 54.74613687 218.66 9/1/2002 54.90592443 217.66 10/1/2002 53.02212628 221 11/1/2002 54.13086583 220 12/1/2002 52.71559951 220 1/1/2003 54.17162277 218 2/1/2003 58.83411299 218 3/1/2003 58.13476408 224 4/1/2003 57.52889722 225 5/1/2003 56.91106689 222 6/1/2003 60.35774346 217 7/1/2003 61.36786379 215

Key Strategies Introduce enhanced/new technology to reduce costs and build agency loyalty We can drive agency loyalty, increase production and lower input costs through the introduction of Transformation Station, WebSEMCI, P.A.R.I.S.SM, Expert systems enhancements and electronic reporting tools. Build a deep awareness of the marketplace Dedicated marketing reps and deep awareness state reviews will increase our knowledge of market opportunities and trends, allowing us to identify and respond to markets opportunities for growth and profit. Introduce products and services to gain wallet share and increase retention Expanding our product mix will help us increase our portion of policyholders' insurance volume, increasing retention and providing greater cross-sell opportunities. The redesign and expansion of our products is part of the Personal P.A.R.I.S.SM project. Expand automated, data-driven management The agency value portal, personal lines dashboard and predictive modeling will support our shift toward a more analytical workforce focused on portfolio management and increase our pricing sophistication to attract profitable market segments. Increase focus on claims management to build a competitive advantage We must continue to work with claims to build a skilled, stable workforce to handle personal lines claims and establish the management reports, systems and controls to efficiently manage the claims operation.

Personal Lines Roadmap for Success Personal Lines Roadmap for Success

Specialty Lines Commercial Umbrella and Excess Liability

Vision & Business Objectives Vision We will be nationally recognized as a premier provider of Umbrella and Excess coverage for low to medium hazard risks that are underwritten and priced based on analysis of exposures and attachment point at an individual risk level. Objectives Deliver excellent loss ratios through sustained underwriting discipline Emerge as market of first choice for the unique needs of our valued Wholesaler/Broker market while providing support to our traditional retail agents Cultivate the most highly talented Umbrella and Excess underwriting, marketing and claims professionals in the industry Solidify long-term partnerships with high quality reinsurers Capitalize on highly experienced dedicated Umbrella and Excess claims staff

Competitive Advantages One of the few to focus on low to medium risk with light auto State-of-the-art coverage form Excellent service - Easy to do business with Substantial in-house capacity Superior underwriting talent How our pricing differs from the competition Our own rating methodology Tiered pricing by risk hazard Internal underwriting and marketing structure Dedicated units for unsupported Supported business handled by package underwriter

Key Strategies Underwriting Focus - Stay the Course charge an appropriate price for all exposures insured write light auto exposures and avoid long tail latent injury business set appropriate attachment points and establish appropriate terms on an account by account basis relationships with reinsurers who understand our business model Excellent Service - Hallmark of our Existence deliver excellent service to our customers via independent rating methodology utilized by dedicated Umbrella/Excess experts utilize technology to improve transaction processing for interfaced agents Exceptional Expertise - Win the War for Talent provide underwriters with continuous training on emerging issues, coverage enhancements, competitor initiatives reduce claims dollars paid through continued development of Umbrella and Excess claims handling unit

Specialty Lines Surety and Fidelity Bonds

Current Business Overview Annual Written Premium $42M+ Mix Contract Surety: 46% Non-Contract Surety: 36% Fidelity (including Financial Institutions) 18% Average Gross Combined Ratio for 10 Years ('93 - '02): 79.5% Business has achieved an Underwriting Profit every year since 1986

Vision & Business Objectives Objectives To continue the record of profitability in all bond lines Continue conservative underwriting standards Continue & enhance superior service to our agents and their customers Continue to develop existing & new relationships with agents and their customers Vision To be the premier super regional fidelity and surety writer with the ability to provide personalized service to meet the unique needs of agents and their customers

Competitive Advantages 20 strategically located bond offices Senior bond managers, majority with 20+ years of experience with OCG Breadth of types of bonds vs. regional competitors Stability due to consistent underwriting performance

3-Year Roadmap - Specialty Lines, Umbrella & Bonds Continue to Focus on Profitability and Profitable Growth: Maintain Underwriting Standards Maintain & Enhance Service Standards Retain and Expand Experienced, Knowledgeable Staff Pursue New Agents Target Current Agents not fully utilizing OCG for Specialty Lines Expand Geographically in Underserved Areas 2004 2005 2006

Summary

Why Invest in Ohio Casualty Actions in 2001 and 2002 have returned Ohio Casualty to profitability Actions in 2003 will pave the road to underwriting profitability Loss ratio continuing to improve Significant additional pricing in pipeline Pricing above loss cost inflation continues Improved underwriting and pricing accuracy Do not need continued hard market to achieve profitability goals Loss adjustment expense improving Greater use of in-house counsel Better management of external legal costs

Why Invest in Ohio Casualty Executing specific plan to achieve competitive underwriting expense ratio and underwriting profitability Commercial lines reengineering in pilot this year P.A.R.I.S.SM to be rolled out to agents during 2004 Continued streamlining of support departments Major initiatives to cut legal costs to settle claims Improved ease of doing business for agents to generate top line growth Technology tested and rolling out Vast majority of technology investment already made Reserves have been strengthened